UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22658

Nuveen Real Asset Income and Growth Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

31 December 2018

Nuveen Closed-End Funds

JRI	Nuveen Real Asset Income and Growth Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on “Communication Preferences.” Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Chairman’s Letter to Shareholders

Dear Shareholders,

The global economy seemed to reach a turning point in 2018. Growth was peaking in the U.S. and slowing elsewhere. Deregulation and tax law changes, which lowered corporate and individual tax rates and encouraged companies to repatriate overseas profits, helped boost U.S. economic growth and amplify corporate earnings during 2018. Meanwhile, a weakening housing market and a flattening yield curve in the U.S. and disappointing economic growth across Europe, China and Japan signaled caution. As the year developed, future corporate profit growth was looking less certain than at the start of the year. Adding to the uncertainty were the removal of U.S. central bank monetary stimulus, rising interest rates, a stronger U.S. dollar, trade negotiations and unpredictable politics, including Brexit and a prolonged U.S. government shutdown. Bearish sentiment intensified at the end of 2018, pressuring stocks, corporate bonds and commodities alike.

Although downside risks have been rising, the likelihood of a near-term recession remains low. Global growth is indeed slowing, but it’s still positive. The U.S. economy remains strong, even in the face of late-cycle pressures. Low unemployment and firming wages should continue to support consumer spending, and the November mid-term elections resulted in change, but no major surprises. In China, the government remains committed to using fiscal stimulus to offset softening exports. Europe also remains vulnerable to trade policy as well as Brexit uncertainty, but underlying strengths in European economies, including low unemployment that drives domestic demand, remain supportive of a mild expansion. In a slower growth environment, there are opportunities for investors who seek them more selectively.

We expect volatility and challenging conditions to persist in 2019 but also think there is potential for upside. You can prepare your investment portfolio by working with your financial advisor to review your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

February 22, 2018

Portfolio Managers’ Comments

Nuveen Real Asset Income and Growth Fund (JRI)

Nuveen Real Asset Income and Growth Fund (JRI) features portfolio management by Nuveen Asset Management, LLC, (NAM) an affiliate of Nuveen, LLC. During the reporting period, the Fund’s portfolio managers were Jay L. Rosenberg, Jeffrey T. Schmitz, CFA, Brenda A. Langenfeld, CFA, and Tryg T. Sarsland. Jeffrey Schmitz retired from NAM effective December 31, 2018.

Effective January 2, 2019 (subsequent to the close of the reporting period), Jean C. Lin, CFA was added to the portfolio management team.

Effective August 15, 2018, JRI had a secondary benchmark change. The JRI Blended Index benchmark change reflects a change from the gross total return (“TR”) version of the Fund’s index to the net total return (“NR”) of the same index. The current total return methodology assumes full reinvestment of dividends the Funds earn on non-U.S. equities with no tax withheld. The proposed net return methodology withholds taxes on foreign dividends according to rates set by each foreign country. The proposed change better reflects the actual foreign dividend withholding taxes incurred by the Fund, which impacts Fund performance.

Effective January 26, 2018, the Nuveen Fund Board approved an investment policy change for JRI that allows investment of up to 5% in real assets-related senior loans.

Here the Fund’s portfolio management team discusses the economic and financial markets, key investment strategies and the Fund’s performance for the twelve-month reporting period ended December 31, 2018.

What factors affected the U.S. economic and financial markets during the twelve-month reporting period ended December 31, 2018?

The U.S. economy accelerated in this reporting period, with gross domestic product (GDP) growth reaching 4.2% (annualized) in the second quarter of 2018, the fastest pace since 2014, then receding to a still relatively robust 3.4% annualized rate in the third quarter of 2018, according to the Bureau of Economic Analysis “third” estimate. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. The boost in economic activity during the second quarter of 2018 was attributed to robust spending by consumers, businesses and the government, as well as a temporary increase in exports, as farmers rushed soybean shipments ahead of China’s retaliatory tariffs. While consumer and government spending continued to drive economic growth in the third quarter, the export contribution declined as expected and both business

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors (Moody’s) Service, Inc. or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

spending and housing investment weakened. The government’s fourth quarter 2018 GDP growth estimate was not yet available due to the partial government shutdown from late December 2018 to late January 2019.

Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.9% in December 2018 from 4.1% in December 2017 and job gains averaged around 219,000 per month for the past twelve months. The jobs market has continued to tighten, while average hourly earnings grew at an annualized rate of 3.2% in December 2018. The Consumer Price Index (CPI) increased 1.9% over the twelve-month reporting period ended December 31, 2018 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics.

Low mortgage rates and low inventory drove home prices higher during this recovery cycle. But the price momentum slowed in recent months as mortgage rates began to drift higher and homes have become less affordable. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 5.2% year-over-year in November 2018 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 4.3% and 4.7%, respectively.

With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Federal Reserve’s (Fed) policy making committee continued to incrementally raise its main benchmark interest rate. The most recent increase, in December 2018, was the fourth rate hike in 2018 and the ninth rate hike since December 2015. Fed Chair Janet Yellen’s term expired in February 2018, and the new Chairman Jerome Powell maintained the Fed’s gradual pace of interest rate hikes. However, amid signs that economic growth might have peaked, the markets’ unease about the future pace of monetary tightening, along with other factors, drove sharp volatility in the final months of 2018. Additionally, the Fed continued reducing its balance sheet by allowing a small amount of maturing Treasury and mortgage securities to roll off each month without reinvestment.

During the twelve-month reporting period, geopolitical news remained a prominent market driver. The U.S. moved forward with tariffs on imported goods from China, as well as on steel and aluminum from Canada, Mexico and Europe. These countries announced retaliatory measures in kind, intensifying concerns about a trade war, although there have been some positive developments. In July 2018, the U.S. and the European Union announced they would refrain from further tariffs while they negotiate trade terms, and in October 2018, the U.S., Mexico and Canada agreed to a new trade deal to replace the North American Free Trade Agreement. At the November 2018 G-20 summit, the U.S. and China agreed to a 90-day trade truce, although the details were murky. Brexit negotiations continued to be uncertain and Prime Minister Theresa May faced significant difficulty getting a plan approved in Parliament. Elsewhere in Europe, markets remained nervous about Italy’s new euroskeptic coalition government, immigration policy and political risk in Turkey. The U.S. Treasury issued additional sanctions on Russia in April 2018 and re-imposed sanctions on Iran following the U.S. withdrawal from the 2015 nuclear agreement. Bearish crude oil supply news, along with heightened tensions between the U.S. and Saudi Arabia after the disappearance of a Saudi journalist, drove oil price volatility. On the Korean peninsula, the leaders of South Korea and North Korea met during April 2018 and jointly announced a commitment toward peace, while the U.S.-North Korea summit yielded an agreement with few additional details. In the final week of the reporting period, the U.S. government began a prolonged partial shutdown due to an impasse on border security funding (which ended in late January, subsequent to the close of the reporting period, when a temporary funding measure was passed).

The sell-off accelerated in December 2018 with the bellwether S&P 500® recording its lowest monthly return since 1931 and ending the reporting period with its worst annual return in a decade of -4.38%. Indeed, all major U.S. stock market indexes dropped sharply and ended the reporting period in the red. Earlier in the reporting period, U.S. investors favored small-cap stocks over larger-cap stocks, likely believing that these companies would benefit more from tax reform, are better insulated from the rising U.S. dollar because most of their earnings are domestic and may have less exposure to tariff-related issues. However, this segment was harder hit during the market correction at the end of the reporting period leading small caps to underperform larger companies for the period as a whole, as measured by the -11.01% return for the Russell 2000® Index. Growth-oriented stocks led value stocks through the end of September 2018 before selling off more sharply at the end of the reporting period. That said, the segment’s earlier outperformance helped growth stocks maintain their lead for the reporting period as a whole. For example, in the large-cap segment, the Russell 1000® Growth Index only lost -1.51% versus the -8.27% return of the Russell 1000® Value Index. Meanwhile, geopolitical issues in Europe, trade war concerns and signs of an economic slowdown overseas weighed heavily on developed markets outside the U.S. As a result, these markets produced much lower returns, falling -13.79% as measured by the MSCI EAFE Index. The beleaguered emerging markets also finished the reporting period in the red. Angst surrounding the U.S. trade war with China, the stronger dollar, higher U.S. interest rates and elevated political cycle turmoil in emerging market (EM) countries were several of the factors that pressured this segment throughout the reporting period and led EM stocks to sell off sharply in the final weeks. The MSCI Emerging Markets Index produced a -14.58% return in U.S. dollar terms.

What key strategies were used to manage the Fund during this twelve-month reporting period ended December 31, 2018?

The Fund has an objective of providing a high level of current income and long-term capital appreciation. In an effort to achieve this objective, the Fund is invested using NAM’s real asset income strategy, which invests in a global portfolio of infrastructure and commercial real estate related securities (i.e. real assets) across the capital structure. The strategy invests primarily in five security types: global infrastructure common stock, real estate investment trust (REIT) common stock, global infrastructure preferred stock and hybrids, REIT preferred stock, and debt securities. The Fund’s primary benchmark is the Morgan Stanley Capital International (MSCI) World Index. The Fund’s comparative benchmark is the JRI Blended Index, which is an index we created to represent a model asset allocation for an income oriented-product providing investment exposure to real assets. The Fund’s Custom Blended Index constituents include: 28% S&P Global Infrastructure Index, 21% FTSE EPRA Nareit Developed Index, 18% Wells Fargo Hybrid & Preferred Securities REIT Index, 15% Bloomberg Barclays Global Capital Securities Index and 18% Bloomberg Barclays U.S. Corporate High Yield Bond Index. Our strategy attempts to add value versus the comparative benchmark in two ways: by re-allocating among the five main security types when we see pockets of value at differing times and, more importantly, through individual security selection. To a limited extent, the Fund also opportunistically writes call options primarily on securities issued by real asset related companies, seeking to enhance its risk-adjusted total returns over time.

During the reporting period, we continued to select securities using an investment process that screens for securities across the real assets markets that provide higher yields. From the group of securities providing significant yields, we focus on owning those securities with the highest total return potential. Our process places a premium on finding securities with revenues that come from tangible assets with long-term concessions, contracts or leases, which are therefore capable of producing steady, predictable and recurring cash flows. We employ a bottom-up, fundamental approach to security selection and portfolio construction. We look for stable companies that demonstrate consistent and growing cash flow, strong balance sheets and histories of being good stewards of shareholder capital.

As is typical with this strategy, we continued to actively manage the Fund’s allocations among the five investment categories to reflect what we believed to be the best opportunities in our investment universe. At the beginning of 2018, we began shifting the portfolio’s weights in response to stronger U.S. economic growth, fiscal stimulus and the likelihood of higher interest rates. At that time, we began emphasizing several themes in the Fund, including a broad underweight to equities, an underweight to more interest rate sensitive fixed rate REIT preferreds, and a preference for infrastructure preferreds with security structures that possess somewhat lower rate sensitivity. We maintained this positioning throughout the reporting period, and in fact further decreased the Fund’s equity weighting in the final months of the reporting period by reducing our overweight in real estate equities and decreasing infrastructure equity exposure.

Portfolio Managers’ Comments (continued)

The Fund’s fixed income exposure was relatively neutral versus the benchmark during the reporting period. However, the composition of the debt portfolio remained higher in quality relative to historic ranges as we continue to find more value in higher quality issues relative to the benchmark. We continued to find opportunities to invest in a number of attractive bonds with stable cash flows and minimal exposure to volatile commodity prices. We maintained a geographic representation in the debt portfolio that is similar to the equity and preferred categories. And similar to the preferred segment, utilities and pipeline infrastructure holdings remained the largest sectors in the debt portion of the portfolio at year end.

Also earlier in the reporting period, the Fund shorted U.S. Treasury future contracts to hedge against interest rate risk within the high yield bond portfolio. These futures contracts had a positive effect on the Fund’s performance during the reporting period. We closed out this position before year end.

How did the Fund perform during this twelve-month reporting period ended December 31, 2018?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year, five-year and since inception periods ended December 31, 2018. For the twelve-month reporting period ended December 31, 2018, the Fund’s total return at net asset value (NAV) underperformed both its JRI Blended Index and the MSCI World Index (net).

During the reporting period, none of the five of the “real asset” categories represented in the JRI Blended Index produced positive absolute returns. While all of the sectors were in the red, the high yield segment declined the least among the five categories. The sector was not immune to credit spread volatility caused by fluctuating Treasury rates, trade war tensions and questions regarding the length of the credit cycle. Spreads versus Treasuries ended the reporting period 200 basis points wider than where they started. The high yield segment also experienced large investor outflows, accelerating into year end, which drove prices lower despite the positive technical of limited issuance. Nonetheless, credit fundamentals remained solid. Balance sheet leverage and coverage metrics remained consistent with mid-cycle expansion and corporate earnings continued to validate strong fundamentals, even as earnings growth rates moderated. Although some of the interest rate pressure subsided toward the end of the reporting period, the high yield sector still posted a -2.08% return as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index TR over the reporting period.

Real estate investment trust (REIT) stocks experienced some significant volatility during the twelve-month reporting period, but managed to outperform broader equity markets. After remaining fairly flat throughout 2017, the 10-year Treasury rate was pressured upward for much of the reporting period. This caused a correction in REIT prices early on as investors sought higher growth and less rate-sensitive investments to defend against the effects of higher interest rates in the U.S. However, as the reporting period progressed, the REIT sector made up some of its previously lost ground, particularly during the sharp market sell-off in the final quarter of 2018. The public commercial real estate sector ended the reporting period with a -5.63% return as measured by the FTSE EPRA Nareit Developed Index NR, outperforming the broader global equity markets, which returned -8.71% as measured by the MSCI World Index. REITs also significantly outpaced global infrastructure common shares, which were the worst-performing sector within our custom benchmark during the reporting period as measured by the -10.37% return for the S&P Global Infrastructure Index. After a very strong year for global infrastructure in 2017, the sector lost its momentum in 2018. The segment, which is even more defensive than real estate, remained out of favor for much of 2018 for many of the same reasons that plagued real estate, but also outperformed the broader equity market in the “risk-off” environment toward the end of the reporting period.

Similar variables weighed on the performance of preferred securities through much of the reporting period, including rising interest rates, nagging geopolitical headlines, increasingly tense trade war rhetoric between the U.S. and China, and wider spreads across most credit sectors within fixed income. The two preferred indexes within the benchmark finished the reporting period down fairly significantly with the Wells Fargo Hybrid & Preferred Securities REIT Index returning -7.34% and the Bloomberg Barclays Global Capital Securities Index falling by -5.93% for the reporting period.

We attempt to add value versus the benchmark in two ways: by re-allocating money among five main security types when we see pockets of value at differing times and, more importantly, through individual security selection. The goal of this Fund is to provide a portfolio of securities with steady income and growth potential, while at the same time dampening risk, especially relative to global equity markets. During the reporting period, the Fund’s global infrastructure common equity, REIT common equity and high yield segments produced favorable results relative to the benchmark. The two preferred segments within the portfolio, infrastructure preferred and REIT preferred, detracted from relative results. The Fund’s results fell short of the MSCI World Index, which is comprised of a broad array of equity securities, mainly due to its exposure to infrastructure equities because the group underperformed global equities by more than 1.5% during the reporting period.

Global infrastructure equity was the leading contributor to the Fund’s performance versus the blended benchmark. Our positioning within energy infrastructure, especially midstream pipeline companies, as well as our underweight in the airport sector were responsible for the majority of the outperformance. As noted above, defensive equities such as real estate and infrastructure were both under pressure at the beginning of the reporting period due to rising interest rates in the U.S., while energy shares also generally underperformed. The pipeline sector within the S&P Global Infrastructure Index was down as investors preferred to allocate capital elsewhere. While our underweight to the group added value as a result of the difficult absolute returns in the space, our security selection contributed much more in terms of relative outperformance. As volatility increased in the global marketplace and fundamentals across and within sectors diverged, security selection became more important. Within pipelines, the Fund’s weighted average return was strongly positive, which was a significant dispersion from the benchmark. The Fund also held almost no exposure to airports, a sector that represents nearly 5% of the benchmark and fell more than 16% in the index. Airports, which have a higher sensitivity to the global economic cycle than many other areas of infrastructure investment, were caught up in the general equity market sell-off. Our portfolio tends to underweight airports because these securities typically don’t offer much in terms of yield.

The real estate common equity segment also contributed to the Fund’s relative returns versus the blenched benchmark, mostly due to strong security selection within the group. One of the portfolio’s largest overweights, health care REITs, added the most value. The group provides a substantial opportunity set of companies with dividend yields that qualify for portfolio inclusion based on the primary objective of providing investors with income. Investment opportunities within the health care REIT area are also largely limited to the U.S., which helped both in absolute and relative terms given the strength of U.S. real estate over non-U.S. during the reporting period. The companies in the portfolio with skilled nursing assets performed especially well as they were given a boost when the Centers for Medicare & Medicaid Services (CMS) announced a more favorable reimbursement system with better-than-expected rates for Fiscal 2019. Another contribution came from the Fund’s overweight and selection within the industrial real estate area. Across the globe, the industrial area benefited from strong underlying fundamentals resulting from the secular tailwinds from ecommerce demand. As demand for industrial space to facilitate home delivery of goods purchased online continued to outpace existing supply in most markets throughout the world, cap rates continued to decline as property values showed strength during the reporting period. Merger and acquisition activity in the segment also provided share price support. As a result of the underlying fundamental strength, industrial companies held up much better than most property groups during the difficult period, producing positive returns.

In the debt portion of our portfolio, an overweight position and security selection in the defensive electric utility sector were the primary drivers of relative outperformance in the segment. Investors sought the safety of more consistent earnings streams during the market downturn later in the reporting period across all parts of the capital structure. Within this particular category, the Fund’s holdings were collectively up more than 7% while the high yield universe as measured by our representative index was down by more than 2%.

Portfolio Managers’ Comments (continued)

The infrastructure preferred area hindered performance primarily because of the Fund’s overweight to pipelines and electric utilities. Due to the threat of higher rates, we thematically continued to focus on investing in preferred securities that had some degree of interest rate protection such as fixed-to-floating rate, fixed-to-fixed rate and convertible preferreds. These types of securities are more commonly found in electric utilities and pipelines, contributing to some of the Fund’s overweight positioning in the sectors. However, late in the reporting period, these securities detracted because interest rates reversed course and moved lower toward the end of 2018. Also, these types of issues came under technical pressure because of outflows from exchange-traded funds (ETFs) that invest in these structures, and a relative value trade as investors shifted from variable-rate securities into securities with higher yields. In addition, widening credit spreads, especially within the midstream space, put pressure on prices.

The REIT preferred equity segment was a modest detractor to the Fund’s relative results versus its benchmark. Within the segment, the Fund had more concentrated exposure to fewer issuers within the diversified space. As a result, the majority of underperformance came from not owning several of the benchmark constituents that outperformed the securities the Fund did own. Additionally, an underweight position in the self-storage area negatively impacted relative returns for the year. We were concerned about significant amounts of new supply in the self-storage market potentially impacting pricing and causing slowing earnings in the space throughout the year. However, the defensive characteristics of this sub-property type quelled those concerns and the group outperformed most others during the reporting period.

Fund Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Fund’s common shares relative to their comparative benchmarks was the Fund’s use of leverage through bank borrowings. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments in recent years have been much lower than the interest the Fund has been earning on its portfolio securities that it has bought with the proceeds of that leverage.

However, use of leverage can expose Fund common shares to additional price volatility. When the Fund uses leverage, the Fund common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Over the last few quarters, short-term interest rates have indeed increased from their extended lows after the 2007-09 financial crisis. This increase has reduced common share net income, and also reduced potential for long-term total returns. Nevertheless, the ability to effectively borrow at current short-term rates is still resulting in enhanced common share income, and management believes that the advantages of continuation of leverage outweigh the associated increase in risk and volatility described above.

The Fund’s use of leverage had a negative impact on total return performance during this reporting period.

The Fund also continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which as mentioned previously, is through the use of bank borrowings. The swap contracts had a positive impact on total return performance during this reporting period.

As of December 31, 2018, the Fund’s percentages of leverage are as shown in the accompanying table.

JRI
Effective Leverage*	32.22%
Regulatory Leverage*	32.22%
*

Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in the Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S REGULATORY LEVERAGE

Bank Borrowings

As noted above, the Fund employs leverage through the use of bank borrowings. The Fund’s bank borrowing activities are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
January 1, 2018	Draws	Paydowns	December 31, 2018	Average Balance Outstanding	Draws	Paydowns	February 28, 2019
$225,225,000	$ —	$(10,000,000)	$215,225,000	$224,266,096	$ —	$ —	$215,225,000

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

Common Share Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of December 31, 2018.

The Fund has a cash flow-based distribution program. Under this program, the Fund seeks to maintain an attractive and stable regular distribution based on the Fund’s net cash flow received from its portfolio investments. Fund distributions are not intended to include expected portfolio appreciation; however, the Fund invests in securities that make payments which ultimately may be fully or partially treated as gains or return of capital for tax purposes. This tax treatment will generally “flow through” to the Fund’s distributions, but the specific tax treatment is often not known with certainty until after the end of the Fund’s tax year. As a result, regular distributions throughout the year are likely to be re-characterized for tax purposes as either long-term gains (both realized and unrealized), or as a non-taxable return of capital.

The figures in the table below provide the sources (for tax purposes) of the Fund’s distributions as of December 31, 2018. These source include amounts attributable to realized gains and/or returns of capital. The Fund attributes these non-income sources equally to each regular distribution throughout the fiscal year. The information shown below is for the distributions paid on common shares for all prior months in the current fiscal year. These amounts should not be used for tax reporting purposes, and the distribution sources may differ for financial reporting than for tax reporting. The final determination of the tax characteristics of all distributions paid in 2018 will be made in early 2019 and reported to you on Form 1099-DIV. More details about the tax characteristics of the Fund’s distributions are available on www.nuveen.com/CEFdistributions.

Data as of December 31, 2018

Fiscal YTD Percentage of Distribution			Fiscal YTD Per Share Amounts
Net Investment Income	Realized Gains	Return of Capital	Distributions	Net Investment Income	Realized Gains	Return of Capital
88.42%	0.00%	11.58%	$1.2721	$1.1248	$0.0000	$0.1473

The following table provides information regarding Fund distributions and total return performance over various time periods. This information is intended to help you better understand whether Fund returns for the specified time periods were sufficient to meet Fund distributions.

Data as of December 31, 2018

		Annualized			Cumulative
Inception Date	Latest Monthly Per Share Distribution	Current Distribution on NAV	1-Year Return on NAV	5-Year Return on NAV	Fiscal YTD Distributions on NAV	Fiscal YTD Return on NAV
4/25/2012	$0.1060	7.72%	(9.90)%	6.08%	7.72%	(9.90)%

COMMON SHARE REPURCHASES

During August 2018, the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

As of December 31, 2018, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

JRI
Common shares cumulatively repurchased and retired	191,000
Common shares authorized for repurchase	2,765,000

During the current reporting period, the Fund repurchased and retired its common shares at a weighted average price per share and a weighted average discount per share as shown in the accompanying table

JRI
Common shares repurchased and retired	163,400
Weighted average price per common share repurchased and retired	$14.07
Weighted average discount per common share repurchased and retired	17.21%

OTHER SHARE INFORMATION

As of December 31, 2018, and during the current reporting period, the Fund’s common share price was trading at a premium/(discount) to its NAV as shown in the accompanying table.

JRI
Common share NAV	$16.48
Common share price	$13.63
Premium/(Discount) to NAV	(17.29)%
12-month average premium/(discount) to NAV	(12.55)%

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Real Asset Income and Growth Fund (JRI)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Concentration in specific sectors may involve greater risk and volatility than more diversified investments: real estate investments may suffer due to economic downturns and changes in real estate values, rents, property taxes, interest rates and tax laws; infrastructure-related securities may face adverse economic, regulatory, political, and legal changes. Prices of equity securities may decline significantly over short or extended periods of time. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks such as foreign investment risk, see the Fund’s web page at www.nuveen.com/JRI.

THIS PAGE INTENTIONALLY LEFT BLANK

JRI	Nuveen Real Asset Income and Growth Fund Performance Overview and Holding Summaries as of December 31, 2018

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2018

	Average Annual
	1-Year	5-Year	Since Inception
JRI at Common Share NAV	(9.90)%	6.08%	7.86%
JRI at Common Share Price	(17.07)%	5.42%	5.09%
Custom Blended Benchmark (new)	(6.59)%	4.17%	5.37%
Custom Blended Benchmark (old)	(6.15)%	4.62%	5.82%
MSCI World Index	(8.71)%	4.56%	8.02%

Since inception returns are from 4/25/12. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	58.5%
$1,000 Par (or similar) Institutional Preferred	24.6%
$25 Par (or similar) Retail Preferred	22.8%
Corporate Bonds	21.8%
Convertible Preferred Securities	5.2%
Variable Rate Senior Loan Interests	5.0%
Convertible Bonds	1.2%
Whole Loans	1.0%
Investment Companies	0.6%
Sovereign Debt	0.0%
Repurchase Agreements	4.5%
Other Assets Less Liabilities	2.3%
Net Assets Plus Borrowings	147.5%
Borrowings	(47.5)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Equity Real Estate Investment Trusts	33.8%
Electric Utilities	17.3%
Oil, Gas & Consumable Fuels	12.1%
Multi-Utilities	8.0%
Real Estate Management & Development	5.1%
Energy Equipment & Services	2.7%
Other	17.9%
Repurchase Agreements	3.1%
Total	100%

Portfolio Credit Quality

(% of total fixed-income investments)

AAA	0.4%
A	0.9%
BBB	43.4%
BB or Lower	33.7%
N/R (not rated)	21.6%
Total	100%

Country Allocation

(% of total investments)

United States	58.1%
Canada	12.8%
Singapore	5.0%
Australia	3.7%
Italy	2.9%
France	2.3%
Hong Kong	1.9%
Germany	1.8%
Spain	1.8%
New Zealand	1.7%
Other	8.0%
Total	100%

Top Five Common Stock Holdings

(% of total common stocks)

Ventas Inc.	3.1%
STAG Industrial Inc.	2.7%
Snam SpA	2.6%
Naturgy Energy Group SA	2.5%
Summit Industrial Income REIT	2.4%

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen on April 11, 2018 for JRI; at this meeting the shareholders were asked to elect Board Members.

JRI
Common Shares
Approval of the Board Members was reached as follows:
Margo L. Cook
For	24,267,704
Withhold	643,480
Total	24,911,184
Jack B. Evans
For	24,152,781
Withhold	758,403
Total	24,911,184
Albin F. Moschner
For	24,227,977
Withhold	683,207
Total	24,911,184
William J. Schneider
For	24,159,750
Withhold	751,434
Total	24,911,184

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Nuveen Real Asset Income and Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Real Asset Income and Growth Fund (the “Fund”) as of December 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois

February 28, 2019

JRI	Nuveen Real Asset Income and Growth Fund Portfolio of Investments December 31, 2018

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 140.7% (96.9% of Total Investments)

	COMMON STOCKS – 58.5% (40.3% of Total Investments)

	Air Freight & Logistics – 0.8%

93,688	BPost SA, (2)	$858,996
75,223	Oesterreichische Post AG, (2)	2,584,914
	Total Air Freight & Logistics	3,443,910

	Capital Markets – 0.1%

4,731	WP Carey Inc.	309,124

	Commercial Services & Supplies – 0.3%

100,806	Covanta Holding Corporation	1,352,817

	Diversified Telecommunication Services – 1.5%

1,031,798	HKBN Limited, (2)	1,564,249
1,097,490	HKT Trust and HKT Limited, (2)	1,580,967
6,339,318	NetLink NBN Trust, (2)	3,558,148
	Total Diversified Telecommunication Services	6,703,364

	Electric Utilities – 7.1%

2,983,359	AusNet Services, (2)	3,269,518
885,901	Contact Energy Ltd, (2)	3,511,999
28,962	Endesa SA, (2)	667,883
724,879	Enel SpA, (2)	4,202,300
236,364	Enersis Chile SA	1,170,002
833,536	Infratil Limited, (2)	2,043,550
261,203	Mercury NZ Ltd, (2)	639,563
251,025	Power Assets Holdings Limited, (2)	1,743,970
19,931	PPL Corporation	564,645
48,413	Red Electrica Corporation SA, (2)	1,079,620
38,719	Scottish and Southern Energy PLC, (2)	534,693
116,662	Southern Company	5,123,795
3,536,558	Spark Infrastructure Group, (2)	5,509,721
127,254	Terna Rete Elettrica Nazionale SpA, (2)	722,693
234,613	Transmissora Alianca de Energia Eletrica SA, (2)	1,426,418
	Total Electric Utilities	32,210,370

	Energy Equipment & Services – 0.0%

869	TransCanada Corporation	31,023

	Equity Real Estate Investment Trusts – 31.1%

15,611	Abacus Property Group, (2)	35,981
71,339	AEW UK REIT PLC	81,563
4,051	Altarea SCA	769,549
22,037	American Hotel Income Properties REIT LP	102,340
85,877	Armada Hoffler Properties Inc.	1,207,431
40,751	Artis Real Estate Investment Trust	275,813
44,283	Assura PLC, (2)	29,828
214,262	Automotive Properties Real Estate Investment Trust	1,407,801
181,260	Brixmor Property Group Inc.	2,662,709
176,236	Brookfield Property REIT Inc.	2,837,400
390,167	CapitaLand Commercial Trust, (2)	501,141
319,307	Centuria Industrial REIT, (2)	615,830
547,253	Centuria Metropolitan REIT	913,534
162,454	City Office REIT Inc.	1,665,153
15,899	Cofinimmo SA, (2)	1,976,920
1,421,709	Concentradora Fibra Hotelera Mexicana SA de CV, 144A	721,281
1,136	CoreSite Realty Corporation	99,093
68,003	CT Real Estate Investment Trust	574,329

Shares	Description (1)	Value

	Equity Real Estate Investment Trusts (continued)

195,641	Dream Global Real Estate Investment Trust	$1,705,338
53,663	Dream Industrial Real Estate Investment Trust	374,210
167,230	Easterly Government Properties Inc.	2,622,166
16	Essential Properties Realty Trust Inc.	221
613	Fonciere Des Regions, (2)	59,144
3,493,385	Fortune REIT, (2), (WI/DD)	4,010,066
2,515,433	Frasers Centrepoint Trust, (2)	4,003,005
6,398,002	Frasers Logistics & Industrial Trust, (2)	4,840,221
90,426	Gaming and Leisure Properties Inc.	2,921,664
237,730	GDI Property Group, (2)	226,063
7,494	Granite Real Estate Investment Trust	292,086
174,333	Growthpoint Properties Australia Ltd, (2)	459,441
24,211	Hamborner REIT AG, (2)	233,662
211,233	Health Care Property Investors Inc.	5,899,738
63,131	ICADE, (2)	4,811,379
3,943,626	IGB Real Estate Investment Trust, (2)	1,651,655
55,381	Immobiliare Grande Distribuzione SIIQ SpA	341,503
200,736	Independence Realty Trust Inc.	1,842,756
28,777	Intervest Offices & Warehouses NV, (2)	679,108
10,775	Investors Real Estate Trust	528,739
172	Kenedix Retail REIT Corporation, (2)	389,944
3,322,053	Keppel DC REIT, (2)	3,292,963
111,963	Lar Espana Real Estate Socimi SA, (2), (3)	954,773
32,951	Lexington Corporate Properties Trust	270,528
39,210	LondonMetric Property PLC, (2)	86,929
11,096	LTC Properties Inc.	462,481
67,072	Macerich Company	2,902,876
249,329	Macquarie Mexico Real Estate Management SA de CV, 144A	223,932
1,395,011	Mapletree Commercial Trust, (2)	1,687,962
583,630	Mapletree Industrial Trust, (2)	818,530
5,836,004	Mapletree Logistics Trust, (2)	5,398,181
164,988	MedEquities Realty Trust Inc.	1,128,518
320,089	Medical Properties Trust Inc.	5,147,031
99,239	MGM Growth Properties LLC	2,620,902
7,021	National Health Investors Inc.	530,366
623,459	National Storage REIT, (2)	770,804
513,981	NewRiver REIT PLC, (2)	1,386,791
725,546	Nexus Real Estate Investment Trust	1,004,455
83,696	Northview Apartment REIT	1,500,790
137,643	NorthWest Healthcare Properties REIT	955,798
23,831	NSI NV	931,079
26,924	Park Hotels & Resorts Inc.	699,486
1,411,380	Parkway Life Real Estate Investment Trust, (2)	2,722,529
14,972	Physicians Realty Trust	240,001
999,987	PLA Administradora Industrial S de RL de CV	1,189,700
655,842	Propertylink Group, (2)	529,128
28,057	Retail Properties of America Inc.	304,418
1,260	Ryman Hospitality Properties Inc.	84,029
8,309	Sabra Health Care REIT Inc.	136,932
352,722	Scentre Group, (2)	969,693
136,433	SITE Centers Corporation	1,510,313
167,513	Slate Office REIT	732,532
286,444	STAG Industrial Inc.	7,126,727
2,401	Star Asia Investment Corporation, (2)	2,298,260
115,306	Stockland, (2)	286,050
529,553	Stride Property Group, (2)	686,637
28,924	Summit Hotel Properties Inc.	281,431
912,660	Summit Industrial Income REIT	6,391,027
452,869	Sunlight Real Estate Investment Trust, (2)	290,458
188,704	Sunstone Hotel Investors Inc.	2,455,039
1,608,859	Target Healthcare REIT Ltd	2,214,703
300,248	Tritax EuroBox PLC, 144A, (2), (3)	354,199
171,089	True North Commercial Real Estate Investment Trust	709,320
5,481	Unibail-Rodamco-Westfield, (2)	848,155
141,231	Ventas Inc.	8,274,724
142,021	VICI Properties Inc.	2,667,154
1,723,164	Viva Energy REIT, (2)	2,731,366

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments December 31, 2018

Shares	Description (1)	Value

	Equity Real Estate Investment Trusts (continued)

18,048	Weingarten Realty Investors	$447,771
58,392	Welltower Inc.	4,052,989
222,166	WPT Industrial Real Estate Investment Trust	2,854,833
7,295	Xenia Hotels & Resorts Inc.	125,474
	Total Equity Real Estate Investment Trusts	140,660,572

	Gas Utilities – 1.6%

66,721	APA Group, (2)	399,668
24,806	Italgas SpA, (2)	142,251
256,953	Naturgy Energy Group SA, (2), (3)	6,555,054
	Total Gas Utilities	7,096,973

	Health Care Providers & Services – 0.2%

73,142	Sienna Senior Living Inc.	843,287

	Independent Power & Renewable Electricity Producers – 0.6%

42,352	Brookfield Renewable Partners LP	1,096,648
810,340	Meridian Energy Limited, (2)	1,854,189
	Total Independent Power & Renewable Electricity Producers	2,950,837

	Industrial Conglomerates – 0.6%

586,969	Hopewell Holdings Ltd, (2)	2,581,172

	Media – 0.3%

82,019	Eutelsat Communications SA, (2)	1,615,869

	Mortgage Real Estate Investment Trusts – 2.3%

75,878	Blackstone Mortgage Trust Inc.	2,417,473
116,466	KKR Real Estate Finance Trust Inc.	2,230,324
118,161	Starwood Property Trust Inc.	2,328,953
180,545	TPG RE Finance Trust Inc.	3,300,363
	Total Mortgage Real Estate Investment Trusts	10,277,113

	Multi-Utilities – 2.5%

15,318	Brookfield Infrastructure Partners LP	528,931
198,250	Engie SA, (2)	2,848,440
41,982	National Grid PLC	2,014,296
977,263	Redes Energeticas Nacionais SA, (2)	2,729,889
46,970	Suez Environnement Company	620,497
1,101,181	Vector Limited, (2)	2,463,873
	Total Multi-Utilities	11,205,926

	Oil, Gas & Consumable Fuels – 4.8%

114,644	Enagas SA, (2)	3,099,059
184,102	Enbridge Inc.	5,721,890
144,444	Enterprise Products Partners LP	3,551,878
76,643	Inter Pipeline Ltd	1,085,757
6,135	ONEOK Inc.	330,983
1,585,864	Snam SpA, (2)	6,943,485
23,976	Targa Resources Corporation	863,616
2,531	Williams Cos Inc./The	55,809
	Total Oil, Gas & Consumable Fuels	21,652,477

	Real Estate Management & Development – 1.8%

149,930	Atrium European Real Estate Ltd	554,857
207,009	Dios Fastigheter AB, (2), (WI/DD)	1,317,515
1,862,349	Sirius Real Estate Ltd	1,424,250
673,010	VEREIT Inc.	4,812,022
	Total Real Estate Management & Development	8,108,644

	Road & Rail – 0.8%

706,786	Aurizon Holdings Ltd, (2)	2,132,373

Shares	Description (1)				Value

	Road & Rail (continued)

1,054,601	ComfortDelGro Corporation Ltd, (2)				$1,665,789
	Total Road & Rail				3,798,162

	Semiconductors & Semiconductor Equipment – 0.2%

1,253	Canadian Solar Infrastructure Fund Inc., (2)				1,084,916

	Trading Companies & Distributors – 0.0%

10,164	Fortress Transportation & Infrastructure Investors LLC				145,752

	Transportation Infrastructure – 1.2%

56,164	Atlantia SpA, (2)				1,162,321
20,339	Macquarie Infrastructure Corporation				743,594
355,226	Sydney Airport, (2)				1,684,421
214,735	Transurban Group, (2)				1,762,444
	Total Transportation Infrastructure				5,352,780

	Water Utilities – 0.7%

623,112	Aguas Andinas SA				341,625
8,300	Cia de Saneamento do Parana, (2)				131,573
1,150,080	Inversiones Aguas Metropolitanas SA, (2)				1,676,166
123,080	United Utilities Group PLC, (2)				1,157,259
	Total Water Utilities				3,306,623
	Total Common Stocks (cost $267,509,721)				264,731,711

Principal Amount (000) (7)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 24.6% (17.0% of Total Investments)

	Diversified Financial Services – 1.4%

$960	National Rural Utilities Cooperative Finance Corporation	5.250%	4/20/46	A3	$950,362
1,120	RKP Overseas Finance 2016 A Ltd, Reg S	7.950%	N/A (5)	B1	851,834
4,795	Transcanada Trust	5.625%	5/20/75	Baa2	4,321,494
	Total Diversified Financial Services				6,123,690

	Electric Utilities – 7.1%

2,265	AES Gener SA, 144A	8.375%	12/18/73	BB	2,257,480
2,175	AusNet Services Holdings Pty Ltd, Reg S	5.750%	3/17/76	BBB	2,187,993
995	ComEd Financing III	6.350%	3/15/33	Baa2	1,029,865
7,953	Emera Inc.	6.750%	6/15/76	BBB–	7,968,270
3,870	Enel SpA, 144A	8.750%	9/24/73	BBB–	3,947,400
4,194	NextEra Energy Capital Holdings Inc., (3-Month LIBOR reference rate + 2.068% spread), (6)	4.865%	10/01/66	BBB	3,460,050
6,668	NextEra Energy Capital Holdings Inc., (3-Month LIBOR reference rate + 2.125% spread), (6)	4.913%	6/15/67	BBB	5,482,203
4,610	PPL Capital Funding Inc., (3-Month LIBOR reference rate + 2.665% spread), (6)	5.468%	3/30/67	BBB	3,987,650
1,165	Southern Company	5.500%	3/15/57	BBB	1,118,898
910	SSE PLC, Reg S	4.750%	9/16/77	BBB–	837,293
	Total Electric Utilities				32,277,102

	Energy Equipment & Services – 3.9%

856	Energy Transfer Operating LP	6.250%	N/A (5)	BB	716,365
5,964	Energy Transfer Operating LP, (3-Month LIBOR reference rate + 3.018% spread), (6)	5.559%	11/01/66	Ba1	4,234,440
4,460	Plains All American Pipeline LP	6.125%	N/A (5)	BB	3,746,400
5,989	TransCanada PipeLines Ltd, (3-Month LIBOR reference rate + 2.210% spread), (6)	4.826%	5/15/67	Baa1	4,821,903
3,230	Transcanada Trust	5.875%	8/15/76	Baa2	3,038,138
1,140	Transcanada Trust	5.300%	3/15/77	Baa2	983,962
	Total Energy Equipment & Services				17,541,208

	Gas Utilities – 0.2%

960	SK E&S Co Ltd, 144A	4.875%	N/A (5)	BB+	940,800

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments December 31, 2018

Principal Amount (000) (7)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Marine – 0.2%

$1,190		Royal Capital BV, Reg S	5.500%	N/A (5)	N/R	$1,175,976

		Multi-Utilities – 3.4%

4,390		CenterPoint Energy Inc.	6.125%	N/A (5)	BBB	4,274,762
1,850		Dominion Energy Inc., (3-Month LIBOR reference rate + 2.825% spread), (6)	5.628%	6/30/66	BBB–	1,720,500
855		Dominion Energy Inc., (3-Month LIBOR reference rate + 2.300% spread), (6)	5.103%	9/30/66	BBB–	760,950
910		NiSource Inc., 144A	5.650%	N/A (5)	BBB–	846,300
2,612		RWE AG, Reg S	6.625%	7/30/75	BB+	2,589,968
6,212		WEC Energy Group Inc., (3-Month LIBOR reference rate + 2.113% spread), (6)	4.729%	5/15/67	BBB	5,068,433
		Total Multi-Utilities				15,260,913

		Oil, Gas & Consumable Fuels – 7.2%

2,130		Buckeye Partners LP	6.375%	1/22/78	Ba1	1,732,438
866		DCP Midstream LP	7.375%	N/A (5)	BB–	770,740
3,376		Enbridge Energy Partners LP, (3-Month LIBOR reference rate + 3.798% spread), (6)	6.194%	10/01/37	BBB–	3,308,480
2,395		Enbridge Inc.	6.250%	3/01/78	BBB–	2,154,608
8,210		Enbridge Inc.	6.000%	1/15/77	BBB–	7,381,171
9,100		Enbridge Inc.	5.500%	7/15/77	BBB–	7,714,324
5,465		Enterprise Products Operating LLC, (3-Month LIBOR reference rate + 2.778% spread), (6)	5.516%	6/01/67	Baa2	4,863,850
3,740		Enterprise Products Operating LLC	5.250%	8/16/77	Baa2	3,116,410
1,809		Enterprise Products Operating LLC	4.875%	8/16/77	Baa2	1,499,547
		Total Oil, Gas & Consumable Fuels				32,541,568

		Real Estate Management & Development – 1.2%

5,000		AT Securities BV, Reg S	5.250%	N/A (5)	BBB–	4,449,860
1,090	EUR	CPI Property Group SA, Reg S	4.375%	N/A (5)	BB+	1,161,445
		Total Real Estate Management & Development				5,611,305
		Total $1,000 Par (or similar) Institutional Preferred (cost $125,359,983)				111,472,562

Shares		Description (1)	Coupon		Ratings (4)	Value

		$25 PAR (OR SIMILAR) RETAIL PREFERRED – 22.8% (15.7% of Total Investments)

		Electric Utilities – 3.4%

69,729		Entergy Arkansas LLC	4.875%		A	$1,583,546
27,745		Entergy Louisiana LLC	4.875%		A	639,800
9,521		Entergy Texas Inc.	5.625%		A	234,312
113,538		Georgia Power Co	5.000%		BBB	2,408,141
128,654		Integrys Holding Inc., (2)	6.000%		BBB	3,042,667
83,917		NextEra Energy Capital Holdings Inc.	5.250%		BBB	1,921,699
45,799		NextEra Energy Capital Holdings Inc.	5.000%		BBB	1,011,700
127,234		Southern Company	5.250%		BBB	2,774,974
92,640		Southern Company	5.250%		BBB	2,022,331
		Total Electric Utilities				15,639,170

		Equity Real Estate Investment Trusts – 13.9%

86,912		American Homes 4 Rent	6.350%		BB	1,925,101
74,330		American Homes 4 Rent	5.875%		BB	1,531,198
30,782		American Homes 4 Rent	6.500%		BB	693,211
71,889		American Homes 4 Rent	5.875%		BB	1,474,443
100,762		CBL & Associates Properties Inc.	7.375%		B	1,066,062
25,258		Cedar Realty Trust Inc.	7.250%		N/R	585,228
96,832		Cedar Realty Trust Inc.	6.500%		N/R	1,837,871
153,006		City Office REIT Inc.	6.625%		N/R	3,450,285
19,379		Colony Capital Inc.	7.500%		N/R	387,580
3,755		Colony Capital Inc.	7.150%		N/R	69,280
51,592		Colony Capital Inc.	7.125%		N/R	951,872
105,405		Colony Capital Inc.	7.125%		N/R	1,945,776
56,542		Digital Realty Trust Inc.	5.250%		Baa3	1,184,555
75,076		EPR Properties	5.750%		Baa3	1,569,088
20,566		Gladstone Commercial Corporation	7.000%		N/R	478,159
54,969		Hersha Hospitality Trust	6.875%		N/R	1,194,476
106,247		Hersha Hospitality Trust	6.500%		N/R	2,205,688

Shares	Description (1)	Coupon	Ratings (4)	Value

	Equity Real Estate Investment Trusts (continued)

161,925	Hersha Hospitality Trust	6.500%	N/R	$3,270,885
125,968	Investors Real Estate Trust	6.625%	N/R	2,899,783
57,740	Kimco Realty Corporation	5.250%	Baa2	1,180,783
1,713	Mid-America Apartment Communities Inc.	8.500%	BBB–	107,782
145,292	Monmouth Real Estate Investment Corporation	6.125%	N/R	3,303,940
31,005	National Retail Properties Inc.	5.200%	Baa2	648,004
105,537	Pebblebrook Hotel Trust	6.500%	N/R	2,466,400
78,259	Pebblebrook Hotel Trust	6.375%	N/R	1,815,609
12	Pebblebrook Hotel Trust	6.375%	N/R	289
80,999	Pebblebrook Hotel Trust	6.300%	N/R	1,909,146
41,759	Pennsylvania Real Estate Investment Trust	6.875%	N/R	648,935
47,106	PS Business Parks Inc.	5.250%	BBB	975,094
62,232	PS Business Parks Inc.	5.200%	Baa2	1,278,868
398	Rexford Industrial Realty Inc.	5.875%	BB+	8,899
31,764	Saul Centers Inc.	6.125%	N/R	663,550
3,398	Senior Housing Properties Trust	6.250%	BBB–	77,135
75,510	SITE Centers Corporation	6.375%	BB+	1,631,016
37,301	STAG Industrial Inc.	6.875%	BB+	958,636
38,778	Summit Hotel Properties Inc.	6.450%	N/R	837,605
118,425	Summit Hotel Properties Inc.	6.250%	N/R	2,430,081
18,255	Sunstone Hotel Investors Inc.	6.950%	N/R	453,637
103,351	Sunstone Hotel Investors Inc.	6.450%	N/R	2,364,671
75,825	UMH Properties Inc.	8.000%	N/R	1,934,296
110,799	UMH Properties Inc.	6.750%	N/R	2,550,593
36,674	Urstadt Biddle Properties Inc.	6.750%	N/R	902,180
56,864	Urstadt Biddle Properties Inc.	6.250%	N/R	1,333,461
30,821	Ventas Realty LP	5.450%	BBB+	745,868
133,247	Vornado Realty Trust	5.250%	BBB–	2,738,226
13,656	Washington Prime Group Inc.	6.875%	Ba1	215,219
	Total Equity Real Estate Investment Trusts			62,900,464

	Gas Utilities – 0.3%

63,494	NGL Energy Partners LP	9.000%	N/R	1,342,898

	Independent Power & Renewable Electricity Producers – 0.2%

55,837	Brookfield Renewable Partners LP	5.750%	BBB–	1,020,870

	Multi-Utilities – 3.4%

115,521	Brookfield Infrastructure Partners LP	5.350%	BBB–	2,115,459
195,008	Dominion Energy Inc.	5.250%	BBB–	4,500,785
83,994	DTE Energy Company	6.000%	Baa2	2,165,365
113,140	DTE Energy Company	5.375%	Baa2	2,576,198
23,140	DTE Energy Company	5.250%	Baa2	523,195
56,705	DTE Energy Company	5.250%	Baa2	1,261,686
83,244	NiSource Inc., (2)	6.500%	BBB–	2,085,262
	Total Multi-Utilities			15,227,950

	Oil, Gas & Consumable Fuels – 0.9%

128,629	NuStar Energy LP	8.500%	B1	2,496,689
42,153	NuStar Energy LP	7.625%	B1	759,175
52,467	Pembina Pipeline Corporation	5.750%	BB+	971,170
	Total Oil, Gas & Consumable Fuels			4,227,034

	Real Estate Management & Development – 0.7%

51,203	Brookfield Property REIT inc.	6.375%	N/R	1,108,545
95,142	Landmark Infrastructure Partners LP	8.000%	N/R	1,978,954
	Total Real Estate Management & Development			3,087,499
	Total $25 Par (or similar) Retail Preferred (cost $117,554,305)			103,445,885

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments December 31, 2018

Principal Amount (000) (7)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		CORPORATE BONDS – 21.8% (15.0% of Total Investments)

		Commercial Services & Supplies – 2.6%

$1,435		Advanced Disposal Services inc., 144A	5.625%	11/15/24	B	$1,402,712
2,415		Covanta Holding Corporation	5.875%	7/01/25	B1	2,221,800
900	EUR	DSV Miljoe Group AS, Reg S	5.900%	5/10/21	N/R	1,036,283
2,165		Hulk Finance Corporation, 144A	7.000%	6/01/26	CCC+	1,888,962
565		Iron Mountain inc., 144A	5.250%	3/15/28	BB–	498,612
3,460		Tervita Escrow Corporation, 144A	7.625%	12/01/21	B+	3,295,650
1,290		Waste Pro USA inc., 144A	5.500%	2/15/26	B+	1,186,800
		Total Commercial Services & Supplies				11,530,819

		Communications Equipment – 0.4%

1,930		ViaSat inc., 144A	5.625%	9/15/25	BB–	1,775,600

		Construction & Engineering – 0.4%

5,445,170	COP	Fideicomiso PA Concesion Ruta al Mar, 144A	6.750%	2/15/44	BBB–	1,655,818

		Diversified Financial Services – 0.4%

6,505	BRL	Swiss Insured Brazil Power Finance Sarl, 144A	9.850%	7/16/32	AAA	1,678,385

		Diversified Telecommunication Services – 0.2%

1,110		Zayo Group LLC, 144A	5.750%	1/15/27	B	990,675

		Electric Utilities – 6.3%

640		Acwa Power Management And Investments One Ltd, 144A	5.950%	12/15/39	BBB–	601,165
1,002		Brooklyn Navy Yard Cogeneration Partners LP, 144A	7.420%	10/01/20	B+	949,531
1,080		Calpine Corporation, 144A	5.250%	6/01/26	BB+	985,500
650		Cemig Geracao e Transmissao SA, 144A	9.250%	12/05/24	B+	691,762
355		Clearway Energy Operating LLC, 144A	5.750%	10/15/25	BB	339,025
260		Clearway Energy Operating LLC	5.000%	9/15/26	BB	233,350
4,550		Crockett Cogeneration LP, 144A	5.869%	3/30/25	BB–	4,132,632
1,300	GBP	Electricite de France SA, Reg S	5.875%	7/22/64	BBB	1,549,137
3,312		EnBW Energie Baden-Wuerttemberg AG, Reg S	5.125%	4/05/77	Baa2	3,255,696
1,755		Instituto Costarricense de Electricidad, 144A	6.950%	11/10/21	BB	1,671,637
4,040		NextEra Energy Capital Holdings Inc.	4.800%	12/01/77	BBB	3,403,344
3,446		Panoche Energy Center LLC, 144A	6.885%	7/31/29	Baa3	3,557,680
4,265		Red Oak Power LLC	9.200%	11/30/29	BB–	5,331,250
1,890		Terraform Global Operating LLC, 144A	6.125%	3/01/26	BB	1,757,700
		Total Electric Utilities				28,459,409

		Equity Real Estate Investment Trusts – 1.8%

1250	SGD	Cache Logistics Trust, Reg S	5.500%	12/31/99	N/R	902,262
1,745		CoreCivic inc.	4.750%	10/15/27	Ba1	1,443,987
740		CyrusOne LP Finance	5.375%	3/15/27	BBB–	717,800
2,260		Geo Group Inc.	6.000%	4/15/26	B+	1,983,150
1,165		iStar inc.	4.625%	9/15/20	BB	1,135,875
990		Sabra Health Care LP	5.125%	8/15/26	BBB–	917,944
1,245		SBA Communications Corporation	4.875%	9/01/24	BB–	1,170,300
		Total Equity Real Estate Investment Trusts				8,271,318

		Gas Utilities – 1.7%

1,480		AmeriGas Partners LP / AmeriGas Finance Corporation	5.750%	5/20/27	BB	1,309,800
17,500	MXN	Infraestructura Energetica Nova SAB de CV	6.300%	2/02/23	Baa1	815,169
740		LBC Tank Terminals Holding Netherlands BV, 144A	6.875%	5/15/23	B	658,600
1,650		National Gas Co of Trinidad & Tobago Ltd, 144A	6.050%	1/15/36	BBB	1,575,766
1,695		NGL Energy Partners LP / NGL Energy Finance Corporation	6.125%	3/01/25	B+	1,457,700
1,145		Rockpoint Gas Storage Canada Ltd, 144A	7.000%	3/31/23	BB–	1,076,300
1,060		Suburban Propane Partners LP	5.875%	3/01/27	BB–	938,100
		Total Gas Utilities				7,831,435

		Health Care Providers & Services – 0.6%

3,035		Community Health Systems, Inc.	6.250%	3/31/23	B	2,758,208

Principal Amount (000) (7)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Hotels, Restaurants & Leisure – 0.2%

$660		Grupo Posadas SAB de CV, 144A	7.875%	6/30/22	B+	$635,616
555		MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc.	4.500%	1/15/28	BB+	485,625
		Total Hotels, Restaurants & Leisure				1,121,241

		Independent Power & Renewable Electricity Producers – 0.1%

635		Azure Power Energy Ltd, 144A	5.500%	11/03/22	Ba3	595,440

		Mortgage Real Estate Investment Trusts – 0.1%

620		Starwood Property Trust Inc.	4.750%	3/15/25	BB–	558,000

		Multi-Utilities – 0.3%

1,330		Dominion Energy inc.	5.750%	10/01/54	BBB–	1,328,361

		Oil, Gas & Consumable Fuels – 2.7%

280		Calumet Specialty Products	6.500%	4/15/21	B–	233,800
505		Calumet Specialty Products	7.625%	1/15/22	B–	407,787
2,515		DCP Midstream Operating LP, 144A	5.850%	5/21/43	BB–	2,012,000
1,710		Enterprise Products Operating LLC	5.375%	2/15/78	Baa2	1,415,792
1,705		Genesis Energy LP	5.625%	6/15/24	B+	1,462,037
125		Global Partners LP / GLP Finance Corporation	6.250%	7/15/22	B+	118,125
450		Global Partners LP / GLP Finance Corporation	7.000%	6/15/23	B+	427,500
1,105		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	1,049,750
2,095		Par Petroleum LLC / Par Petroleum Finance Corporation, 144A	7.750%	12/15/25	BB–	1,864,550
1,175		PBF Holding Company LLC.	7.250%	6/15/25	BB	1,104,500
1,075		Sunoco LP / Sunoco Finance Corporation	5.875%	3/15/28	BB	1,005,533
1,140		TransMontaigne Partners LP / TLP Finance Corporation	6.125%	2/15/26	BB	1,020,300
		Total Oil, Gas & Consumable Fuels				12,121,674

		Real Estate Management & Development – 1.8%

2,145		APL Realty Holdings Pte Ltd, Reg S	5.950%	6/02/24	B1	1,477,963
800		Cibus Nordic Real Estate AB	4.184%	5/26/21	N/R	928,127
200		Dar Al-Arkan Sukuk Co Ltd, Reg S	6.875%	3/21/23	B1	185,613
1750	SGD	Frasers Property Treasury Pte Ltd, Reg S	3.950%	12/31/99	N/R	1,191,296
3,310		Hunt Cos inc., 144A	6.250%	2/15/26	BB–	2,828,064
1,435		Kennedy-Wilson inc.	5.875%	4/01/24	BB	1,341,725
200		RKI Overseas Finance 2016 B Ltd, Reg S	4.700%	9/06/21	BB–	186,935
		Total Real Estate Management & Development				8,139,723

		Road & Rail – 0.2%

784		Panama Canal Railway Co, 144A	7.000%	11/01/26	Ba1	804,506

		Thrifts & Mortgage Finance – 0.3%

1,730		Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corporation, 144A	5.250%	10/01/25	BB	1,544,025

		Trading Companies & Distributors – 0.2%

890		Fortress Transportation & Infrastructure Investors LLC, 144A	6.500%	10/01/25	B+	832,150

		Transportation Infrastructure – 0.7%

625		Aeropuerto Internacional de Tocumen SA, 144A	6.000%	11/18/48	BBB	621,063
1,025		Aeropuertos Dominicanos Siglo XXI SA, 144A	6.750%	3/30/29	BB–	984,641
4,200	MXN	Grupo Aeroportuario del Centro Norte SAB de CV	6.850%	6/07/21	N/R	201,860
670		HIDROVIAS INT FIN SARL, 144A	5.950%	1/24/25	BB	609,707
770	EUR	Swissport Financing Sarl, 144A	9.750%	12/15/22	CCC	924,133
		Total Transportation Infrastructure				3,341,404

		Water Utilities – 0.1%

320		Aegea Finance Sarl, 144A	5.750%	10/10/24	Ba2	304,803

		Wireless Telecommunication Services – 0.7%

2,535		Hughes Satellite Systems Corporation	6.625%	8/01/26	BB–	2,322,694
727		Inmarsat Finance PLC, 144A	6.500%	10/01/24	BB	679,745
		Total Wireless Telecommunication Services				3,002,439
		Total Corporate Bonds (cost $106,730,155)				98,645,433

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments December 31, 2018

Shares	Description (1)				Coupon		Ratings (4)	Value

	CONVERTIBLE PREFERRED SECURITIES – 5.2% (3.6% of Total Investments)

	Diversified Telecommunication Services – 0.3%

15,876	QTS Realty Trust Inc.				6.500%		B–	$1,496,789

	Electric Utilities – 0.7%

54,074	NextEra Energy Inc.				6.123%		BBB	3,116,825

	Equity Real Estate Investment Trusts – 2.0%

70,149	Braemar Hotels & Resorts Inc.				5.500%		N/R	1,203,406
2,957	Crown Castle International Corporation, (2)				6.875%		N/R	3,100,106
28,458	EPR Properties				9.000%		BB	967,572
8,708	Equity Commonwealth				6.500%		Baa3	219,877
9,858	Lexington Realty Trust				6.500%		N/R	485,802
25,062	RLJ Lodging Trust				1.950%		B–	621,036
54,401	RPT Realty				7.250%		N/R	2,690,130
	Total Equity Real Estate Investment Trusts							9,287,929

	Multi-Utilities – 2.2%

62,228	CenterPoint Energy Inc.				7.000%		N/R	3,134,424
76,287	Dominion Energy Inc.				6.750%		BBB–	3,651,859
11,030	DTE Energy Company				5.000%		BBB+	569,810
20,579	Sempra Energy				6.000%		N/R	1,957,269
5,504	Sempra Energy				6.750%		N/R	530,806
	Total Multi-Utilities							9,844,168
	Total Convertible Preferred Securities (cost $23,840,333)							23,745,711

Principal Amount (000)	Description (1)	Coupon (8)	Reference Rate (8)	Spread (8)		Maturity (9)	Ratings (4)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 5.0% (3.4% of Total Investments) (8)

	Capital Markets – 0.2%

$1,045	Hummel Station, LLC Term Loan B1	8.527%	1-Month LIBOR	6.000%		10/27/22	BB–	$1,003,348

	Commercial Services & Supplies – 0.2%

756	EnergySolutions LLC	6.364%	3-Month LIBOR	3.750%		5/09/25	B	703,266

	Electric Utilities – 0.5%

1,212	Homer City Generation LP	13.414%	1-Month LIBOR	11.000%		4/05/23	N/R	1,165,418
1,066	Panda Liberty LLC	9.177%	3-Month LIBOR	6.500%		8/21/20	B+	960,752
2,278	Total Electric Utilities							2,126,170

	Equity Real Estate Investment Trusts – 0.2%

1,140	VICI Properties 1 LLC	4.813%	1-Month LIBOR	2.000%		12/20/24	BBB–	1,092,445

	Hotels, Restaurants & Leisure – 0.2%

992	CityCenter Holdings LLC, Term Loan B	4.864%	1-Month LIBOR	2.250%		4/18/24	BB–	943,173

	Independent Power & Renewable Electricity Producers – 0.2%

1,294	Terra-Gen Finance Co LLC	7.021%	1-Month LIBOR	4.250%		12/09/21	B+	1,054,968

	Machinery – 0.3%

1,340	Brookfield WEC Holdings Inc.	9.170%	1-Month LIBOR	6.750%		8/03/26	B–	1,315,713

	Oil, Gas & Consumable Fuels – 1.1%

1,990	BCP Renaissance Parent LLC, Term Loan B	5.945%	3-Month LIBOR	3.500%		10/31/24	BB–	1,941,991
1,065	Brazos Delaware II LLC	6.738%	1-Month LIBOR	4.000%		5/21/25	BB–	980,367
1,558	Limetree Bay Terminals LLC	6.640%	1-Month LIBOR	4.000%		2/15/24	BB–	1,457,477
801	Navitas Midstream Midland Basin LLC	7.207%	1-Month LIBOR	4.500%		12/13/24	BB	768,917
5,414	Total Oil, Gas & Consumable Fuels							5,148,752

Principal Amount (000)		Description (1)	Coupon (8)	Reference Rate (8)	Spread (8)		Maturity (9)	Ratings (4)	Value

		Real Estate Management & Development – 1.6%

$4,500		GGP Nimbus LP	5.313%	1-Month LIBOR	2.500%		8/27/25	BB+	$4,253,198
2,890		Invitation Homes Operating Partnership LP	4.291%	1-Month LIBOR	1.700%		2/06/22	N/R	2,788,850
7,390		Total Real Estate Management & Development							7,042,048

		Water Utilities – 0.5%
2,125		GIP III Stetson I LP, Term Loan, 1L	6.719%	3-Month LIBOR	4.250%		7/18/25	Ba3	2,053,281
$23,774		Total Variable Rate Senior Loan Interests (cost $23,402,545)							22,483,164

Principal Amount (000)		Description (1)				Coupon	Maturity	Ratings (4)	Value

		CONVERTIBLE BONDS – 1.2% (0.8% of Total Investments)

		Oil, Gas & Consumable Fuels – 0.9%

$5,790		Cheniere Energy Inc.				4.250%	3/15/45	N/R	$4,027,524

		Real Estate Management & Development – 0.3%
1,360		Tricon Capital Group Inc., 144A				5.750%	3/31/22	N/R	1,363,400
$7,150		Total Convertible Bonds (cost $5,438,463)							5,390,924

Principal Amount (000)		Description (1)				Interest Rate (10)	Maturity (10)		Value

		WHOLE LOANS – 1.0% (0.7% of Total Investments) (11), (12)

		Commercial Loans – 0.6%

$13,956		NCH Commercial Pool 2, NCH Corporation, (13), (14), (15)				11.925%	1/01/49		$2,594,541

		Multifamily Loans – 0.4%
4,383		NCH Multifamily Pool 2, NCH Corporation, (13), (14), (15)				11.925%	1/01/49		1,729,959
$18,339		Total Whole Loans (cost $18,904,727)							4,324,500

Shares		Description (1), (16)							Value

		INVESTMENT COMPANIES – 0.6% (0.4% of Total Investments)
6,096,552		Keppel Infrastructure Trust							$2,168,636
360,445		Starwood European Real Estate Finance Limited							468,612
		Total Investment Companies (cost $2,674,205)							2,637,248

Principal Amount (000) (7)		Description (1)				Coupon	Maturity	Ratings (4)	Value

		SOVEREIGN DEBT – 0.0% (0.0% of Total Investments)

		India – 0.1%
20,000	INR	National Highways Authority of India, Reg S				7.300%	5/18/22	N/R	$270,682
		Total Sovereign Debt (cost $314,281)							270,682
		Total Long-Term Investments (cost $691,728,718)							637,147,820

Principal Amount (000)		Description (1)				Coupon	Maturity		Value

		SHORT-TERM INVESTMENTS – 4.5% (3.1% of Total Investments)

		REPURCHASE AGREEMENTS – 4.5% (3.1% of Total Investments)

$20,160		Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/18, repurchase price $20,161,407, collateralized by $19,310,000 U.S. Treasury Bonds 3.375%, due 5/15/44, value $20,565,961				1.200%	1/02/19		$20,160,063
		Total Short-Term Investments (cost $20,160,063)							20,160,063
		Total Investments (cost $711,888,781) – 145.2%							657,307,883
		Borrowings – (47.5)% (17), (18)							(215,225,000)
		Other Assets Less Liabilities – 2.3% (19)							10,620,202
		Net Assets Applicable to Common Shares – 100%							$452,703,085

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments December 31, 2018

Investments in Derivatives

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (20)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Securities LLC	$112,400,000	Receive	1-Month LIBOR	1.994%	Monthly	6/01/18	7/01/25	7/01/27	$2,529,499	$2,529,499

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(5)	Perpetual security. Maturity date is not applicable.

(6)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(7)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(8)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(9)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(10)	Represents the interest rate, coupon and maturity in effect as of the end of the reporting period.

(11)	Interest rates on whole loans are the net coupon rates in effect (after reducing the coupon rate by any mortgage servicing fees paid to mortgage servicers) as of the end of the reporting period.

(12)	Securities purchased as part of a private placement, which have not been registered with U.S. Securities and Exchange Commission under the Securities Act of 1933.

(13)

Interest only – Represents securities that entitle holders to receive only interest payments on the mortgage. Principal balance on the loan is due at maturity. The interest rate disclosed represents the net coupon rate in effect as of the end of the reporting period.

(14)	Loan is currently default with regards to scheduled interest and/or principal payments.

(15)

Investments valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investments are classified as Level 3 unless otherwise noted. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(16)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(17)

The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives) in the Portfolio of Investments as collateral for borrowings.

(18)	Borrowings as a percentage of Total Investments is 32.7%.

(19)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives (“OTC”) as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(20)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

BRL	Brazilian Real

COP	Columbian Peso

EUR	Euro

GBP	Pound Sterling

INR	Indian Rupee

LIBOR	London Inter-Bank Offered Rate

MXN	Mexican Peso

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust

SGD	Singapore Dollar

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

December 31, 2018

Assets
Long-term investments, at value (cost $691,728,718)	$637,147,820
Short-term investments, at value (cost approximates value)	20,160,063
Cash	199,969
Cash denominated in foreign currencies (cost $490,916)	491,383
Unrealized appreciation on interest rate swaps	2,529,499
Receivable for:
Dividends	2,265,835
Interest	3,555,330
Investments sold	5,968,431
Reclaims	243,582
Other assets	101,401
Total assets	672,663,313
Liabilities
Borrowings	215,225,000
Payable for Investments purchased	3,794,343
Accrued expenses:
Interest on borrowings	146,141
Management fees	550,575
Trustees fees	27,327
Other	216,842
Total liabilities	219,960,228
Net assets applicable to common shares	$452,703,085
Common shares outstanding	27,469,180
Net asset value (“NAV”) per common share outstanding	$16.48
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$274,692
Paid-in surplus	607,177,452
Total distributable earnings	(154,749,059)
Net assets applicable to common shares	$452,703,085
Authorized common shares	Unlimited

See accompanying notes to financial statements.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends	$28,836,870
Foreign tax withheld on dividend income	(1,241,513)
Interest	15,517,481
Total investment income	$43,112,838
Expenses
Management fees	6,963,836
Interest expense on borrowings	6,108,072
Custodian fees	504,360
Trustees fees	20,655
Professional fees	76,198
Shareholder reporting expenses	136,811
Shareholder servicing agent fees	14,503
Stock exchange listing fees	7,669
Investor relations expenses	183,496
Other	28,115
Total expenses	14,043,715
Net investment income (loss)	29,069,123
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(10,137,458)
Futures contracts	1,112,542
Swaps	98,340
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(73,119,594)
Futures contracts	(81,160)
Swaps	1,331,825
Net realized and unrealized gain (loss)	(80,795,505)
Net increase (decrease) in net assets applicable to common shares from operations	$(51,726,382)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Year Ended 12/31/18	Year Ended 12/31/17(1)
Operations
Net investment income (loss)	$29,069,123	$17,344,588
Net realized gain (loss) from:
Investments and foreign currency	(10,137,458)	3,233,313
Futures contracts	1,112,542	(27,521)
Swaps	98,340	(1,338,973)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(73,119,594)	11,469,145
Futures contracts	(81,160)	232,442
Swaps	1,331,825	2,567,679
Net increase (decrease) in net assets applicable to common shares from operations	(51,726,382)	33,480,673
Distributions to Common Shareholders(2)
Dividends(3)	(31,073,496)	(18,198,467)
Return of capital	(4,070,384)	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(35,143,880)	(18,198,467)
Capital Share Transactions
Cost of shares repurchased and retired	(2,301,699)	—
Shares issued in the Reorganization	—	350,153,354
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(2,301,699)	350,153,354
Net increase (decrease) in net assets applicable to common shares	(89,171,961)	365,435,560
Net assets applicable to common shares at the beginning of period	541,875,046	176,439,486
Net assets applicable to common shares at the end of period	$452,703,085	$541,875,046
(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 – New Accounting Pronouncements for further details.
(2)

The composition and per share amounts of the Fund’s distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)	For the fiscal year ended December 31, 2017 the Fund’s distributions to shareholders were paid from net investment income.

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended December 31, 2018

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(51,726,382)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(667,686,648)
Proceeds from sales and maturities of investments	694,451,264
Proceeds from (Purchases of) short-term investments, net	(10,980,401)
Proceeds from (Payments for) closed foreign currency spot contracts	(169,309)
Capital gain and return of capital distributions from investments	2,926,766
Amortization (Accretion) of premiums and discounts, net	(129,369)
(Increase) Decrease in:
Receivable for dividends	872,646
Receivable for interest	327,838
Receivable for investments sold	(1,682,901)
Receivable for reclaims	(42,714)
Other assets	53,334
Increase (Decrease) in:
Payable for investments purchased	(915,543)
Payable for variation margin on futures contracts	(53,250)
Accrued interest on borrowings	82,765
Accrued management fees	(66,616)
Accrued Trustees fees	6,950
Accrued other expenses	(134,020)
Net realized gain (loss) from investments and foreign currency	10,137,458
Change in net unrealized (appreciation) of:
Investments and foreign currency	73,119,594
Swaps	(1,331,825)
Net cash provided by (used in) operating activities	47,059,637
Cash Flows from Financing Activities:
Repayments on borrowings	(10,000,000)
Cash distributions paid to shareholders	(35,143,880)
Cost of common shares repurchased and retired	(2,301,699)
Net cash provided by (used in) financing activities	(47,445,579)
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	(385,942)
Cash, cash denominated in foreign currency, and cash collateral at brokers at the beginning of period	1,077,294
Cash, cash denominated in foreign currency, and cash collateral at brokers at the end of period	$691,352

Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$5,902,642

See accompanying notes to financial statements.

Financial Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount from Shares Repurchased and Retired		Ending NAV	Ending Share Price
Year Ended 12/31:
2018	$19.61	$1.05	$(2.93)	$(1.88)	$(1.12)	$—	$(0.15)	$(1.27)	$0.02		$16.48	$13.63
2017	18.09	1.14	1.66	2.80	(1.28)	—	—	(1.28)	—		19.61	17.80
2016	17.27	1.12	1.04	2.16	(1.14)	—	(0.21)	(1.35)	0.01		18.09	15.74
2015	19.84	1.18	(2.18)	(1.00)	(1.15)	(0.04)	(0.38)	(1.57)	—	*	17.27	15.24
2014	18.84	1.37	2.42	3.79	(1.53)	(1.26)	—	(2.79)	—		19.84	18.88

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2018	$215,225	$3,103
2017	225,225	3,406
2016	73,275	3,408
2015	74,500	3,265
2014	81,500	3,381

		Common Share Supplemental Data/Ratios
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(9.90)%	(17.07)%	$452,703	2.77%	5.73%	92%
15.81	21.62	541,875	2.47	5.90	100
12.82	12.37	176,439	2.18	6.19	107
(5.39)	(11.72)	168,755	2.12	6.24	96
20.58	30.14	194,041	1.91	6.66	139

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in Common Share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings (as described in Note 8 – Borrowing Arrangements).
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 12/31:
2018	1.20%
2017	0.82
2016	0.56
2015	0.52
2014	0.37

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Real Asset Income and Growth Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JRI.” The Fund was organized as a Massachusetts business trust on January 10, 2012.

The end of the reporting period for the Fund is December 31, 2018, and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2018 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

Investment Objectives and Principal Investment Strategies

The Fund seeks to provide a high level of current income and long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its managed assets (as defined in Note 7 – Management Fees) in equity and debt securities issued by real asset related companies located anywhere in the world. The Fund will not have more than 40% of its managed assets, at the time of purchase, in debt securities. All of the Fund’s debt securities may be rated lower than investment grade quality (BB+/Ba1 or lower); no more than 10% of the Fund’s managed assets may be invested in debt securities rated CCC+/Caa1 or lower at any time. The Fund will invest at least 25% and no more than 75% of its managed assets in securities of non-U.S. issuers through the direct investment in securities of non-U.S. companies and depository receipts. The Fund also employs an option strategy focused on securities issued by real asset related companies that seeks to generate option premiums for the purpose of enhancing the Fund’s risk-adjusted total returns over time. The Fund may write (sell) options with a notional value of options ranging from 0% to 25% of its managed assets. During the current reporting period, as approved by the Fund’s Board of Trustees (the “Board”), the Fund changed its investment policies related to investments in senior loans. Specifically, the new policy provides that under normal market conditions, the Fund may invest up to 5% of its net assets in senior loans.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP “).

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund's outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$44,079

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes monthly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Board, the Fund seeks to establish a distribution rate that roughly corresponds to the cash flows from its investment strategies through regular distributions (a “Cash Flow-Based Distribution Program”). The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the Fund’s net cash flows after expense from its investments over an extended period of time. Actual net cash flows the Fund receives may differ from the Fund’s distribution rate over shorter time periods over a specific timeframe. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a non-taxable distribution (“Return of Capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by the Fund for the fiscal year are made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Fund’s portfolio. Distributions received from certain securities in which the Fund invests, most notably real estate investment (“REIT”) securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year. The distribution is included in the Fund’s ordinary income until such time the Fund is notified by the issuer of the actual tax character. For financial reporting purposes, dividend income, net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of income, capital gain, and/or return of capital as reported by the issuers of such securities for distributions during the current fiscal period.

Compensation

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

Notes to Financial Statements (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Fund invests are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on valuation date and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from a pricing service. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Commercial and multifamily whole loans are generally fair valued using a discounted cash flow methodology designed to incorporate, among other things, the present value of the projected stream of cash flows for such investments (the “discounted cash flow” methodology). For commercial and multifamily whole loans, the discounted cash flow methodology takes into account a number of relevant factors, including changes in prevailing interest rates, yield spreads, the borrower’s creditworthiness (i.e. the debt service coverage ratio), lien position, delinquency status, and the projected rate of prepayments. For first lien loans, if the resulting price from the discounted cash flow methodology is lower than the current average loss recovery on commercial mortgage-backed securities (the “price floor”), the loan will be fair valued at the price floor (the “price floor” methodology). In addition, for all loans, if the resulting price from the discounted cash flow methodology is above the loan’s par value plus any prepayment penalty (the “price ceiling”), the loan will be fair valued at the price ceiling (the “anticipated recovery rate” methodology). Newly purchased loans are initially fair valued at their purchase price and subsequently fair valued using the discounted cash flow methodology. Loans with a pending short payoff will be fair valued at the anticipated recovery rate. If the Fund’s Valuation Committee, as described below, concludes that the fundamentals of a loan or its underlying collateral do not support the use of the discounted cash flow, price ceiling or price floor methodologies, a fair value determination may be made that incorporates other relevant factors (e.g., third-party appraisal of loan collateral). Valuations of commercial and multifamily whole loans are determined no less frequently than weekly. Although the Adviser believes the pricing methodologies to be reasonable and appropriate, the actual values that may be realized upon a current sale of commercial and multifamily whole loans can only be determined in negotiations between the Fund and third parties, and may vary significantly from fair value prices used by the Fund.

The significant unobservable inputs used in the determination of fair value using the discounted cash flow methodology for commercial and multifamily whole loans include yield and liquidity spreads and debt service coverage ratios, ceilings, floors and appraisals. Significant increases (decreases) in yield and liquidity spreads would result in lower (higher) fair values. A significant decrease (increase) in the debt service coverage ratio of a loan’s borrower could result in lower (higher) fair values.

Real estate owned properties are valued, whenever possible, using a third-party appraisal or broker’s opinion of value. If a third-party appraisal or broker’s opinion is not available, a property is valued at the current average loss recovery on commercial mortgage-backed securities (the “average recovery rate” methodology). There were no real estate owned properties held by the Fund as of the end of the reporting period.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
Common Stocks	$133,587,987	$131,143,724	***	$—		$264,731,711
$1,000 Par (or similar) Institutional Preferred	—	111,472,562		—		111,472,562
$25 Par (or similar) Retail Preferred	98,317,956	5,127,929	***	—		103,445,885
Corporate Bonds	—	98,645,433		—		98,645,433
Convertible Preferred Securities	20,645,605	3,100,106	***	—		23,745,711
Variable Rate Senior Loan Interests	—	22,483,164		—		22,483,164
Convertible Bonds	—	5,390,924		—		5,390,924
Whole Loans	—	—		4,324,500	***	4,324,500
Investment Companies	2,637,248	—		—		2,637,248
Sovereign Debt	—	270,682		—		270,682

Short-Term Investments:
Repurchase Agreements	—	20,160,063		—		20,160,063

Investments in Derivatives:
Interest Rate Swaps**	—	2,529,499		—		2,529,499
Total	$255,188,796	$400,324,086		$4,324,500		$659,837,382
*	Refer to the Fund’s Portfolio of Investments for industry, country classifications and whole loan categories, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3, where applicable.

Notes to Financial Statements (continued)

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Total Investments
Country:
Canada	$84,314,786	12.8%
Singapore	32,750,662	5.0
Australia	24,024,587	3.7
Italy	19,299,837	2.9
France	15,276,447	2.3
Hong Kong	12,809,647	1.9
Germany	11,953,436	1.8
Spain	11,688,507	1.8
New Zealand	11,199,811	1.7
Other	51,843,004	8.0
Total non-U.S. securities	$275,160,724	41.9%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency (ii) investments (iii) investments in derivatives and (iv) other assets less liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Whole Loans

Whole loans and participating mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participating mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values.

The Fund may invest in single family, multi-family and commercial loans. A participating loan is a whole loan that contains provisions for the lender to participate in the income stream provided by the property, including net cash flow and capital proceeds. An outstanding participating loan agreement may provide excess cash flows and certain appreciation rights after the mortgage obligation has been fully paid and before the sale of the property to a third party.

On occasion real estate property may be acquired through foreclosure or deed in lieu of foreclosure on whole loans or similar obligations. The Fund may incur costs and delays or loss in the collection of principal and/or interest to which it is entitled in the event of such foreclosure. Also there is no assurance that the subsequent sale of the foreclosed property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest, and all of the foreclosure expenses. In such case, the Fund may suffer a loss.

The Fund may also receive rental or other income as a result of holding real estate. This income would generally fail to meet the test for “qualifying income” set forth in Section 851 of the Internal Revenue Code and could result in adverse tax consequences to the Fund. In addition; the Fund may incur expenses associated with maintaining or improving any real estate owned. When such events occur, real estate income is recognized on a net basis on the Statement of Operations and capital improvements are recorded as an addition to the cost basis of the property, which will increase any loss at sale.

As of the end of the reporting period, the Fund did not own any real estate property.

The delinquency loan profile as to the timely payment of principal and interest of the whole loans in which the Fund was invested as of the end of the reporting period is as follows:

	Current		30 Days		60 Days		90 Days		120+ Days		Total
Whole Loans Category	Value	%*	Value	%*	Value	%*	Value	%*	Value	%*	Value	%*
Multifamily Loans	$—	—%	$—	—%	$—	—%	$—	—%	$1,729,959	40.0%	$1,729,959	40.0%
Commercial Loans	—	—	—	—	—	—	—	—	2,594,541	60.0	2,594,541	60.0
*	As a of percentage of the total value of the whole loan category as of the end of the reporting period.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$20,160,063	$(20,160,063)	$—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal

Notes to Financial Statements (continued)

to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Fund shorted short-term U.S. Treasury futures contracts to hedge against potential increases in interest rates.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$(12,211,650)
*

The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$1,112,542	$(81,160)

Interest Rate Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage, which is through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$112,400,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps (OTC Uncleared)	Unrealized appreciation on interest rate swaps	$2,529,499	—	$—

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

				Gross Amounts Net Offset on the Statement of Assets and Liabilities
Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps**	Gross Unrealized (Depreciation) on Interest Rate Swaps**	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Morgan Stanley Capital Services LLC	$2,529,499	$—	$2,529,499	$(2,529,499)	$—
**	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciations (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$98,340	$1,331,825

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Notes to Financial Statements (continued)

4. Fund Shares

Common Share Transactions

Transactions in Common shares during the current and prior fiscal period were as follows:

	Year Ended 12/31/18	Year Ended 12/31/17
Common shares:
Issued in reorganization	—	17,879,930
Repurchased and retired	(163,400)	—
Weighted average common share:
Price per common share repurchased and retired	$14.07	—
Discount per common share repurchased and retired	17.21%	—

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period aggregated $667,686,648 and $694,451,264, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of premium amortization, and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

The tables below present the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of December 31, 2018.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$722,064,475
Gross unrealized:
Appreciation	$13,258,569
Depreciation	(78,015,161)
Net unrealized appreciation (depreciation) of investments	$(64,756,592)

Tax cost of swaps	$—
Net unrealized appreciation (depreciation) of swaps	2,529,499
Permanent differences, primarily due to bond premium amortization adjustments, REIT adjustments, nondeductible reorganization expenses, treatment of notional principal contracts, complex securities character adjustments, foreign currency transactions, investments in partnerships and investments in passive foreign investment companies, resulted in reclassifications among the Fund’s components of common share net assets as of December 31, 2018, the Fund’s tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2018, the Fund’s tax year end, were as follows:
Undistributed net ordinary income[1]	$—
Undistributed net long-term capital gains	—

[1] Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended December 31, 2018 and December 31, 2017 was designated for purposes of the dividends paid deduction as follows:
2018
Distributions from net ordinary income[1]	$31,073,496
Distributions from net long-term capital gains	—
Return of capital	4,070,384
2017
Distributions from net ordinary income[1]	$18,198,467
Distributions from net long-term capital gains	—
Return of capital	—

[1] Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of December 31, 2018, the Fund’s tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Not subject to expiration:
Short-term	$20,031,458
Long-term	72,445,307
Total	$92,476,765

A portion of the Fund’s capital loss carryforwards are subject to an annual limitation under the Internal Revenue Code and related regulations.

7. Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.8000%
For the next $500 million	0.7750
For the next $500 million	0.7500
For the next $500 million	0.7250
For managed assets over $2 billion	0.7000

Notes to Financial Statements (continued)

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2018 the complex-level fee for the Fund was 0.1602%.

8. Borrowing Arrangements

Borrowings

The Fund has entered into a borrowing arrangement as a means of leverage.

As of the end of the reporting period, the Fund has a $231,500,000 (maximum commitment amount) committed financing agreement (“Borrowings”). As of the end of the reporting period, the outstanding balance on these Borrowings was $215,225,000.

Interest is charged on these Borrowings at 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.65% per annum on the amount borrowed and 0.13% per annum on the undrawn balance.

The Fund also accrued a one-time upfront fee of 0.10% per annum on the maximum commitment amount.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on these Borrowings were $224,266,096 and 2.63%, respectively.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are secured by securities in the Fund’s portfolio of investments (“Pledged Collateral”).

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense and other fees incurred on the drawn amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Inter-Fund Borrowing and Lending

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current period, the Board approved the Nuveen funds participation in the Inter-Fund Program. During the current reporting period, the Fund did not enter into any inter-fund loan activity.

9. New Accounting Pronouncements

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

Disclosure Update and Simplification

During August 2018, the SEC issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.

The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532.

For the prior fiscal period, the total amount of distributions paid to shareholders from net investment income and from accumulated net realized gains, if any, are recognized as “Dividends” on the Statement of Changes in Net Assets.

As of December 31, 2017, the Fund’s Statement of Changes in Net Assets reflected the following UNII balances.

UNII at the end of period	$(5,918,300)

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. During the current reporting period, management early implemented this guidance. This implementation did not have a material impact on the Fund’s financial statements.

Additional Fund Information

(Unaudited)

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	William J. Schneider**
Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

*	Interested Board Member.
**	Retired from the Funds’ Board of Trustees effective December 31, 2018.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02081 (800) 257-8787

Distribution Information:

The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the dividends received deduction (“DRD”) for corporations, its percentage of qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code, and its percentage of qualified business income (“QBI”) for individuals under Section 199A of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

% DRD	12.1%
% QDI	30.6%
% QBI	22.3%

Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JRI
Common Shares Repurchased	163,400

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

∎

Dow Jones Industrial Average: A price-weighted index of the 30 largest, most widely held stocks traded on the New York Stock Exchange. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎

JRI Custom Blended Benchmark (old benchmark): A five index blend comprised of weightings approximating the Fund’s proposed portfolio. The Fund’s proposed portfolio may differ significantly from the blended portfolio and actual returns may be substantially lower. Benchmark returns do not include the effects of any sales charges or management fees.

Weighting Percentage	Index	Definition
28%	S&P Global Infrastructure Index TR (Total Return)	An unmanaged index comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements.
21%	Financial Times Stock Exchange - European Public Real Estate Association/National Association of Real Estate Investments Trust (FTSE EPRA/NAREIT) Developed Index TR (Total Return)	An index designed to track the performance of listed real estate companies and REITs worldwide.
18%	Wells Fargo Hybrid & Preferred Securities REIT Index TR	An Index designed to track the performance of preferred securities issued in the U.S. market by real estate investment trusts (REITs). The index is composed exclusively of preferred shares and depositary shares.
18%	Bloomberg Barclays U.S. Corporate High Yield Bond Index TR	An index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.
15%	Bloomberg Barclays Global Capital Securities Index TR	An index that tracks fixed-rate, investment grade capital securities denominated in USD, EUR and GBP.

∎

JRI Custom Blended Benchmark (new benchmark): A five index blend comprised of weightings approximating the Fund’s proposed portfolio. The Fund’s proposed portfolio may differ significantly from the blended portfolio and actual returns may be substantially lower. Benchmark returns do not include the effects of any sales charges or management fees.

Weighting Percentage	Index	Definition
28%	S&P Global Infrastructure Index NR (Net Return)	An unmanaged index comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements.
21%	Financial Times Stock Exchange - European Public Real Estate Association/National Association of Real Estate Investments Trust (FTSE EPRA/NAREIT) Developed Index NR (Net Return)	An index designed to track the performance of listed real estate companies and REITs worldwide.
18%	Wells Fargo Hybrid & Preferred Securities REIT Index TR	An Index designed to track the performance of preferred securities issued in the U.S. market by real estate investment trusts (REITs). The index is composed exclusively of preferred shares and depositary shares.
18%	Bloomberg Barclays U.S. Corporate High Yield Bond Index TR	An index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.
15%	Bloomberg Barclays Global Capital Securities Index TR	An index that tracks fixed-rate, investment grade capital securities denominated in USD, EUR and GBP.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Morgan Stanley Capital International (MSCI) World Index: A free-float adjusted market capitalization-weighted index that is designed to measure equity market performance of developed markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

MSCI Emerging Markets Index: The MSCI (Morgan Stanley Capital International) Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

NASDAQ Composite Index: A stock market index of the common stocks and similar securities listed on the NASDAQ stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of the fund. Both of these are part of the fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

∎

Russell 2000® Index: A market-weighted index published by the Frank Russell Company measuring the performance of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® is made up of 3,000 of the largest U.S. stocks and represents approximately 98% of the U.S. equity market. The Russell 2000® serves as a benchmark for small-cap stocks in the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Russell Midcap® Index: A market-weighted index measuring the performance of the mid-cap segment of the equity market which includes the smallest 800 securities within the Russell 1000® Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

S&P 500®: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Board Members & Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

∎ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	2008 Class II		168

∎ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III		168

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2003 Class I		168

∎ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Chairman (since 2009), and Director (since 2012), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions and Chief Executive Officer of Zenith Electronics Corporation (1991-1996).
1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		168

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; serves on The President’s Council, Fordham University (since 2010); and previously was a Director of The Curran Center for Catholic American Studies (2009-2018) formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		168

∎ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		168

∎ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe, L.C. Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		168

∎ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I		168

∎ ROBERT L. YOUNG(2)			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).
1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2017 Class II		166

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Interested Board Member:

∎ MARGO L. COOK(3)

President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; President, Global Products and Solutions (since 2017), and, Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since 2017) of Nuveen, LLC; President (since August 2017), formerly Co-President (2016- 2017), formerly, Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.

1964 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		168

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

∎ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.
1962 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2007		74

∎ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013- 2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC Managing Director (since 2016) of Nuveen Alternative Investments, LLC; Certified Public Accountant.
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998		168

∎ NATHANIEL T. JONES			Managing Director (since 2017), formerly, Senior Vice President (2016- 2017), formerly, Vice President (2011-2016) of Nuveen; Managing Director of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016		168

∎ WALTER M. KELLY			Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003		168

∎ DAVID J. LAMB			Managing Director (since 2017), formerly, Senior Vice President of Nuveen (since 2006), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 60606	Vice President	2015		74

∎ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002		168

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007		168

∎ WILLIAM T. MEYERS			Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC; and Nuveen Fund Advisors, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen, has held various positions with Nuveen since 1991.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President	2018		74

∎ MICHAEL A. PERRY			Executive Vice President (since 2017), previously Managing Director from 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative Investments, LLC; Executive Vice President (since 2017), formerly, Managing Director (2015-2017), of Nuveen Securities, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.
1967 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017		74

∎ CHRISTOPHER M. ROHRBACHER			Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC.
1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008		168

∎ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017		168

∎ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013		168

∎ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008); Vice President (since 2010) and Associate General Counsel (since 2008) of Nuveen.
1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008		168

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Vice President Secretary	1988		168

(1)

The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)

On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.

(3)	“Interested person” as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	EAN-I-1218D 741758-INV-Y-02/19

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that KPMG LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
December 31, 2018	$27,900	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2017	$32,150	$7,000	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
December 31, 2018	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2017	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2018	$0	$0	$0	$0
December 31, 2017	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report, the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Jay L. Rosenberg, Managing Director and head of real assets at Nuveen Asset Management, is the lead manager of the Fund. He began working with infrastructure and real estate assets in 1995. In 2005, he joined FAF Advisors, Inc. (“FAF”), which was acquired by Nuveen Investments on January 1, 2011. While at FAF, he was the creator and primary portfolio manager of the Global Infrastructure product and co-lead manager of the Real Estate Securities product.

Brenda A. Langenfeld, CFA, is a Senior Vice President at Nuveen Asset Management and a portfolio manager for the fund. She started working in the financial services industry with FAF Advisors, Inc. (“FAF”) in 2004. Previously, Ms. Langenfeld was a member of the High Grade Credit Sector Team, responsible for trading corporate bonds, and prior to that, she was a member of the Securitized Debt Sector Team, trading mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

Tryg T. Sarsland is a Senior Vice President at Nuveen Asset Management and a portfolio manager for the fund. He entered the financial services industry in 2000 and joined Nuveen Asset Management as Vice President and Portfolio Manager Associate in 2011. In 2012, he was named Co-Portfolio Manager of the Global Infrastructure strategy and in 2017, he was named Co-Portfolio Manager of the Real Asset Income strategy.

Jean C. Lin, CFA, is a co-portfolio manager for the High Yield Strategy and is also a member of the Leveraged Finance Team, responsible for covering the cable TV/satellite, telecom, and paper and packaging sectors. She was one of the original members of the Leveraged Finance Team, which TIAA formed in 1995. Since that time, Jean has been investing almost exclusively in the leveraged finance market. Jean joined TIAA in 1994. Jean joined the portfolio management team of JRI in January 2019.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

In addition to managing the registrant, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*	Number of Accounts with Performance Based Fees	Assets in Accounts with Performance Based Fees*
Brenda A.	Registered Investment Company	6	$7.34 billion	0	$0
Langenfeld	Other Pooled Investment Vehicles	4	$152 million	0	0
	Other Accounts	517	$1.61 billion	0	0

Jay L. Rosenberg	Registered Investment Company	4	$5.39 billion	0	$0
	Other Pooled Investment Vehicles	12	$1.16 billion	0	0
	Other Accounts	11	$4.89 billion	0	0

Tryg T. Sarsland	Registered Investment Company	3	$2.34 billion	0	$0
	Other Pooled Investment Vehicles	10	$782 million	0	0
	Other Accounts	6	$1.46 billion	0	0

Jean C. Lin**	Registered Investment Company	3	$6.06 billion	0	$0
	Other Pooled Investment Vehicles	2	$149 million	0	0
	Other Accounts	4	$1.27 billion	0	0

* Assets are as of December 31, 2018.

** Ms. Lin became portfolio manager in January 2019; assets are as of 1/31/19.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary portfolio managers compensation is as follows:

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management‘s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4).	OWNERSHIP OF JRI SECURITIES AS OF DECEMBER 31, 2018

Name of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Brenda A. Langenfeld	X
Jay L. Rosenberg				X
Tryg T. Sarsland	X
Jean C. Lin*	X

* For Jean Lin this disclosure is as of January 31, 2019.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*	(a)	(b)	(c)	(d)*
	TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED	AVERAGE PRICE PAID PER SHARE (OR UNIT)	TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED AS PART OF PUBLICLY ANNOUNCED PLANS OR PROGRAMS	MAXIMUM NUMBER (OR APPROXIMATE DOLLAR VALUE) OF SHARES (OR UNITS) THAT MAY YET BE PURCHASED UNDER THE PLANS OR PROGRAMS
JANUARY 1-31, 2018	0		0	975,000
FEBRUARY 1-28, 2018	0		0	975,000
MARCH 1-31, 2018	0		0	975,000
APRIL 1-30, 2018	0		0	975,000
MAY 1-31, 2018	0		0	975,000
JUNE 1-30, 2018	0		0	975,000
JULY 1-31, 2018	0		0	975,000
AUGUST 1-31, 2018	0		0	2,765,000
SEPTEMBER 1-30, 2018	0		0	2,765,000
OCTOBER 1-31, 2018	0		0	2,765,000
NOVEMBER 1-30, 2018	29,900	$14.69	0	2,735,100
DECEMBER 1-31, 2018	133,500	$13.93	0	2,601,600
TOTAL	163,400

* The registrant’s repurchase program, for the repurchase of 975,000 shares, was authorized August 1, 2017. The program was reauthorized for a maximum repurchase amount of 975,000 shares on August 7, 2018. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Real Asset Income and Growth Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: March 8, 2019

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 8, 2019